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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-03907

The Empire Builder Tax Free Bond Fund

(Exact name of registrant as specified in charter)

546 Fifth Avenue, 7th Floor New York, New York	10036
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC       225 Pictoria Drive, Suite 450        Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 953-7800

Date of fiscal year end:         February 28, 2011

Date of reporting period:       February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE EMPIRE BUILDER TAX FREE BOND FUND
ANNUAL REPORT FEBRUARY 28, 2011

THE EMPIRE BUILDER TAX FREE BOND FUND LETTER TO SHAREHOLDERS

Dear Shareholder,

We are pleased to present The Empire Builder Tax Free Bond Fund Annual Report for the year ended February 28, 2011.

For the past year, the Builder Class was up 1.08% while the Premier Class was up 1.19%. The Federal Reserve Board has left the Federal Funds Rate, the key target rate on loans between member banks, at recent lows (between 0% and 0.25%). In our view this low rate environment has helped the economy improve. The stock market has had a good recovery, but the housing market and unemployment remain a great concern and we believe will for years to come.

We expect taxes to increase on federal and state levels, based on the size of the federal and state deficits. If this happens, it should make your investment in the Fund more attractive on a taxable-equivalent basis. We also believe that inflation will eventually increase, which will cause interest rates to rise. We expect this will allow us to pick up additional yield when we reinvest our bonds with shorter-term maturities. (As of February 28, 2011, the Fund’s weighted average portfolio maturity was 2.72 years.)

We will continue to focus on maintaining the high credit quality of the bonds in the Fund. When the right opportunities present themselves, we will continue to extend the duration of the portfolio cautiously with the goal of enhancing returns while seeking to keep principal intact.

In our opinion, The Empire Builder Tax Free Bond Fund is well-positioned for the next year. Its no-load structure continues to offer value to the shareholder because there is no charge to purchase shares. Because of the current disparity between municipals and Treasuries, we believe it is an excellent time to purchase additional shares of The Empire Builder Tax Free Bond Fund through our automatic investment program (also known as “dollar cost averaging”*). This program can help shareholders follow a disciplined investment plan. Please call the customer service desk at 1-800-847-5886 for information on how to participate.

We look forward to helping you meet your investment needs.

Sincerely,

Seth M. Glickenhaus
President

*
Dollar cost averaging does not ensure a profit and does not protect against loss in declining markets. An investor should consider his or her financial ability to continue making additional investments through periods of low share price levels.

This report must be preceded or accompanied by a prospectus. For more complete information including charges and expenses, please call 1-800-847-5886 to receive a prospectus. Read the prospectus carefully before investing or sending money.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).

THE EMPIRE BUILDER TAX FREE BOND FUND LETTER TO SHAREHOLDERS (Continued)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions (if any) or on the redemption of Fund shares. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information for the most recent month end, please call 1-800-847-5886.

For more complete information on The Empire Builder Tax Free Bond Fund, you may request additional prospectuses by calling 1-800-847-5886. You should consider the Fund’s investment objectives, risk, charges and expenses carefully before you invest. Information about these and other important information is in the Fund’s prospectus which you should read carefully before investing.

Not FDIC insured. May lose value. No bank guarantee.

THE EMPIRE BUILDER TAX FREE BOND FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE

As we mentioned last year, the 10-year Treasury bond is the leading benchmark for long-term interest rates. Interest rates in the 10-year Government Bond Market for the fiscal year ended February 28, 2011 began at approximately 3.60% and ended at 3.42%. It was a volatile market this year, the 10-year traded in a range of approximately 2.387% to 3.99%. Throughout the year, we saw dramatic shifts in the interest rate of the 10-year bond.

Because of the volatility in the bond markets last year we shortened the average life of the Fund to protect its principal. By having a large portion of the Fund due within five years, this caused the Fund to be more stable in a volatile rate environment. The tradeoff is that we give up possible return from longer dated bonds. We have been in a historically low interest environment now for several years which has also limited the return on the Fund.

We try to enhance the value of the Fund whenever possible. We continue to manage the Fund conservatively, while seeking to take advantage of opportunities that arise in the marketplace due to interest rate movements and quality enhancements.

The following graphs illustrate the total return based on a $10,000 investment in Builder Class shares of the Fund and a $20,000* investment in Premier Class shares of the Fund made March 1, 2001, held through February 28, 2011, as well as the performance of the Barclays Capital Municipal Bond Index, the Fund’s benchmark, over the same period.

The Barclays Capital Municipal Bond Index (the “Index”) includes 25,000 long-term, investment grade, municipal bonds. In the opinion of Glickenhaus & Co., the Fund’s adviser, this index most accurately represents the performance of the broad municipal bond market. However, there are substantial differences between the Index and the Fund that contributed to the Fund’s underperformance relative to the Index. First, the Index covers municipal bonds nationwide, whereas the Fund invests only in New York tax exempt bonds. Second, the Index does not reflect the fees and expenses of the Fund or the cost and expenses of actually obtaining the underlying bonds. Third, the Index had a higher level of volatility, as measured by Beta, for the ten year period ended February 28, 2011. Finally, the Index represents an unmanaged portfolio whereas the Fund is professionally managed. Indexes in general are unmanaged and one cannot invest directly in an index.

The performance data on the following pages assumes that all dividends and distributions are reinvested at net asset value. Neither the return calculations nor the comparison data reflect taxes a shareholder would pay on Fund distributions (if any) or on the redemption of Fund shares. The performance data quoted represents past performance and future returns may be higher or lower. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

*	The minimum initial investment into the Premier Class is $20,000.

Past performance is not a guarantee of future results.

THE EMPIRE BUILDER TAX FREE BOND FUND - BUILDER CLASS PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in The Empire Builder Tax Free Bond Fund – Builder Class
and the Barclays Capital Municipal Bond Index

Average Annual Total Returns (Unaudited)
	1 Year	5 Years	10 Years	Expense Ratio*
The Empire Builder Tax Free Bond Fund - Builder Class	1.08%	2.64%	3.28%	1.41%
Barclays Capital Municipal Bond Index	1.72%	4.07%	4.79%	NA

*
The above expense ratio is from the Fund’s prospectus dated June 28, 2010. Additional information pertaining to the Fund’s expense ratio for the year ended February 28, 2011 can be found in the Financial Highlights.

THE EMPIRE BUILDER TAX FREE BOND FUND - PREMIER CLASS PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $20,000 Investment
in The Empire Builder Tax Free Bond Fund – Premier Class
and the Barclays Capital Municipal Bond Index

Average Annual Total Returns (Unaudited)
	1 Year	5 Years	10 Years	Expense Ratio*
The Empire Builder Tax Free Bond Fund - Premier Class	1.19%	2.82%	3.48%	1.21%
Barclays Capital Municipal Bond Index	1.72%	4.07%	4.79%	NA

*
The above expense ratio is from the Fund’s prospectus dated June 28, 2010. Additional information pertaining to the Fund’s expense ratio for the year ended February 28, 2011 can be found in the Financial Highlights.

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS February 28, 2011

MUNICIPAL SECURITIES — 91.8%	Credit Ratings*	Par Value	Value
New York City and New York City Agencies — 6.8%
New York City, General Obligation, Series E-1,
6.25%, due 10/15/2028, Par Call 10/15/2018 @ 100	Aa2/AA	$2,000,000	$2,213,960
New York City, Health and Hospitals Corp., Health System Revenue, Series A,
5.50%, due 02/15/2018, Prerefunded 02/15/2012 @ 100 (AGM)	Aaa/AA+	1,000,000	1,048,900
New York City, Housing Development Corp., Multi-Family Housing Revenue, Series M,
4.40%, due 05/01/2014, Non-Callable	Aa2/AA	165,000	173,133
4.45%, due 11/01/2014, Non-Callable	Aa2/AA	330,000	349,282
4.60%, due 05/01/2015, Non-Callable	Aa2/AA	340,000	361,393
4.65%, due 11/01/2015, Non-Callable	Aa2/AA	350,000	375,249
6.75%, due 11/01/2033, Par Call 11/01/2018 @ 100	Aa2/AA	1,000,000	1,059,260
Total New York City and New York City Agencies			$5,581,177

New York State Agencies — 51.3%
Dormitory Authority of the State of New York — 42.5%
City University System Consolidated Fifth General Resolution, State Supported Debt, Revenue, Series E,
6.125%, due 01/01/2031, Par Call 08/15/2018 @ 100	NR/AA-	$1,500,000	$1,641,615
Department of Education, State Supported Debt, Revenue, Series A,
5.00%, due 07/01/2018, Par Call 07/01/2016 @ 100	NR/AA-	1,000,000	1,067,270
Hospital for Special Surgery, Non-State Supported Debt, Revenue,
6.00%, due 08/15/2038, Par Call 08/15/2019 @ 100 (FHA)	Aa2/AAA	500,000	542,345
Ithaca College, Non-State Supported Debt, Revenue,
5.00%, due 07/01/2011, Non-Callable	A2/NR	250,000	253,143
Mental Health Services Facilities Improvement, State Supported Debt, Revenue, Series A,
5.00%, due 02/15/2019, Par Call 02/15/2015 @ 100 (AMBAC)	WR/AA-	2,500,000	2,643,799
Mental Health Services Facilities Improvement, State Supported Debt, Revenue, Series F,
6.25%, due 02/15/2031, Par Call 08/15/2018 @ 100	NR/AA-	1,500,000	1,627,995

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL SECURITIES — 91.8% (Continued)	Credit Ratings*	Par Value	Value
New York State Agencies — 51.3% (Continued)
Dormitory Authority of the State of New York — 42.5% (Continued)
Mount Sinai Hospital, Non-State Supported Debt, Revenue, Series A,
5.00%, due 07/01/2012, Non-Callable	A2/A-	$1,050,000	$1,101,818
Municipal Health Facilities Improvement Program, Non-State Supported Debt, Revenue, Subseries 2-1,
5.00%, due 01/15/2018, Non-Callable	A1/AA-	2,000,000	2,212,480
New York and Presbyterian Hospital (The), Series A,
5.25%, due 08/15/2012, Non-Callable (AGM, FHA)	Aa3/AA+	1,500,000	1,592,430
New York Medical College, Revenue,
5.25%, due 07/01/2013, Continuously Callable 03/28/2011 @ 100 (NATL-RE)	Baa1/BBB	1,015,000	1,017,243
New York University, Revenue, Series 2,
5.50%, due 07/01/2018, Par Call 07/01/2011 @ 100 (AMBAC)	Aa3/AA-	500,000	505,070
NYU Hospitals Center, Non-State Supported Debt, Revenue, Series A,
2.00%, due 07/01/2011, Non-Callable	Baa1/BBB+	2,425,000	2,431,790
Rochester Institute of Technology, Revenue, Series A,
5.25%, due 07/01/2016, Prerefunded 07/01/2012 @ 100 (AMBAC)	A1/NR	2,045,000	2,174,510
5.25%, due 07/01/2017, Prerefunded 07/01/2012 @ 100 (AMBAC)	A1/NR	2,155,000	2,291,476
School Districts Revenue Bond Financing Program, Revenue, Series D,
5.25%, due 10/01/2023, Par Call 10/01/2012 @ 100 (NATL-RE State Aid Withholding)	A2/A+	1,395,000	1,443,853
Skidmore College, Non-State Supported Debt, Revenue, Series A,
2.00%, due 07/01/2011, Non-Callable	A1/NR	370,000	371,521
3.00%, due 07/01/2012, Non-Callable	A1/NR	310,000	317,285
Special Act School Districts Program, Revenue,
6.00%, due 07/01/2019, Continuously Callable 03/28/2011 @ 100 (NATL-RE)	Baa1/BBB	3,540,000	3,540,495
St. Lawrence-Lewis BOCES Program, Non-State Supported Debt, Revenue,
4.00%, due 08/15/2018, Par Call 08/15/2017 @ 100 (AGM)	Aa3/AA+	100,000	105,523
4.125%, due 08/15/2020, Par Call 08/15/2017 @ 100 (AGM)	Aa3/AA+	110,000	114,518
4.25%, due 08/15/2021, Par Call 08/15/2017 @ 100 (AGM)	Aa3/AA+	100,000	104,295

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL SECURITIES — 91.8% (Continued)	Credit Ratings*	Par Value	Value
New York State Agencies — 51.3% (Continued)
Dormitory Authority of the State of New York — 42.5% (Continued)
United Health Services Hospitals, Inc., Non-State Supported Debt, Revenue,
3.00%, due 08/01/2011, Non-Callable (FHA)	NR/NR	$645,000	$650,405
3.00%, due 08/01/2012, Non-Callable (FHA)	NR/NR	1,340,000	1,354,606
University of Rochester, Non-State Supported Debt, Revenue, Series A-1,
5.00%, due 07/01/2019, Par Call 01/01/2017 @ 100	Aa3/A+	2,305,000	2,483,223
Upstate Community Colleges, Revenue, Series B,
5.25%, due 07/01/2015, Par Call 07/01/2014 @ 100 (NATL-RE, FGIC, TCRS)	Aa3/NR	3,140,000	3,464,738
Total Dormitory Authority of the State of New York			35,053,446

Other New York State Agencies — 8.8%
New York State Environmental Facilities Corp., State Water Revolving Fund, Pooled Loan, Pollution Control Revenue, Series C,
5.90%, due 01/15/2018, Continuously Callable 03/10/2011 @ 100 (POL CTL-SRF)	Aaa/AAA	725,000	726,711
New York State Environmental Facilities Corp., United Water New Rochelle, Water Facilities Revenue, Series A,
4.875%, due 09/01/2040, Par Call 09/01/2020 @ 100	Baa1/A-	1,000,000	865,030
New York State Housing Finance Agency, Revenue, Series A,
2.70%, due 05/01/2012, Non-Callable	Aa2/NR	755,000	766,521
New York State Mortgage Agency, Revenue, 43rd Series,
0.40%, due 04/01/2011, Non-Callable	Aaa/NR	300,000	299,937
0.55%, due 10/01/2011, Non-Callable	Aaa/NR	750,000	749,070
New York State Municipal Bond Bank Agency, Revenue, Subseries B1,
3.00%, due 04/15/2011, Non-Callable (AGM)	NR/A	2,700,000	2,706,658
New York State Urban Development Corp., Service Contract Revenue, Series D,
5.00%, due 01/01/2015, Non-Callable	NR/AA-	1,000,000	1,105,710
Total Other New York State Agencies			7,219,637

Total New York State Agencies			$42,273,083

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL SECURITIES — 91.8% (Continued)	Credit Ratings*	Par Value	Value
Other New York State Bonds — 27.7%
Albany County, Airport Authority, Revenue, Series A,
2.00%, due 12/15/2011, Non-Callable	A3/BBB+	$1,000,000	$1,005,430
Albany Housing Authority, Limited Obligation, Revenue,
6.25%, due 10/01/2012, Continuously Callable 03/28/2011 @ 100	Aa3/NR	435,000	435,905
Buffalo, General Improvement, General Obligation, Series A-1,
2.00%, due 04/01/2011, Non-Callable (AGM)	Aa3/AA+	1,330,000	1,331,088
Clinton Central School District, General Obligation,
4.25%, due 06/15/2011, Non-Callable	NR/A	1,240,000	1,251,495
Corning, City School District, General Obligation,
5.00%, due 06/15/2012, Non-Callable (AGM State Aid Withholding)	Aa3/NR	1,000,000	1,054,170
5.00%, due 06/15/2013, Par Call 06/15/2012 @ 100 (AGM State Aid Withholding)	Aa3/NR	970,000	1,017,676
5.00%, due 06/15/2014, Par Call 06/15/2012 @ 100 (AGM State Aid Withholding)	Aa3/NR	600,000	626,112
East Rochester Housing Authority, St. John's Health Care Corp. Project, Revenue, Series A,
2.00%, due 04/20/2011, Non-Callable (GNMA)	NR/AAA	985,000	986,128
2.00%, due 10/20/2011, Non-Callable (GNMA)	NR/AAA	670,000	673,102
Erie County, IDA, City School District of Buffalo Project, School Facility Revenue, Series A,
5.75%, due 05/01/2025, Par Call 05/01/2017 @ 100 (AGM)	Aa3/AA+	2,000,000	2,164,359
Fayetteville-Manlius, Central School District, General Obligation,
5.00%, due 06/15/2016, Callable 06/15/2012 @ 101 (NATL-RE, FGIC State Aid Withholding)	Aa3/NR	375,000	390,386
Ilion, Central School District, General Obligation, Series B,
5.50%, due 06/15/2015, Callable 06/15/2012 @ 101 (NATL-RE, FGIC State Aid Withholding)	A1/NR	550,000	573,661
5.50%, due 06/15/2016, Callable 06/15/2012 @ 101 (NATL-RE, FGIC State Aid Withholding)	A1/NR	500,000	520,410
Long Island Power Authority, Electric System General Revenue, Series A,
6.00%, due 05/01/2033, Par Call 05/01/2019 @ 100	A3/A-	500,000	534,515
Metropolitan Transportation Authority, Transportation Revenue, Series 2008C,
6.50%, due 11/15/2028, Par Call 11/15/2018 @ 100	A2/A	1,500,000	1,650,240

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL SECURITIES — 91.8% (Continued)	Credit Ratings*	Par Value	Value
Other New York State Bonds — 27.7% (Continued)
Monroe County, General Obligation, Series B,
5.00%, due 03/01/2012, Non-Callable (Assured GTY)	Aa3/AA+	$1,295,000	$1,346,127
Monroe County, Public Improvement, General Obligation,
4.00%, due 06/01/2012, Non-Callable (Assured GTY)	Aa3/AA+	1,950,000	2,019,186
Mount Sinai, Union Free School District, General Obligation,
6.20%, due 02/15/2012, Non-Callable (AMBAC State Aid Withholding)	Aa3/NR	1,065,000	1,116,706
Oneida County, IDA, Mohawk Valley Network, Inc., Civic Facility Revenue, Series B,
5.00%, due 01/01/2013, Par Call 01/01/2012 @ 100 (AGM)	Aa3/AA+	860,000	869,185
Oyster Bay, Public Improvement, General Obligation,
5.00%, due 03/15/2011, Non-Callable (AGM)	Aa2/NR	430,000	430,753
Rockland County, General Obligation, Series B,
2.00%, due 09/01/2011, Non-Callable	A1/A	1,200,000	1,206,852
Schenectady, City School District, General Obligation,
2.50%, due 06/15/2011, Non-Callable (Assured GTY State Aid Withholding)	Aa3/NR	1,215,000	1,220,091
Southern Cayuga, Central School District, General Obligation,
5.00%, due 05/15/2014, Par Call 05/15/2012 @ 100 (AGM State Aid Withholding)	Aa3/NR	400,000	415,992
Total Other New York State Bonds			$22,839,569

Other Municipal Bonds — 6.0%
Puerto Rico, Electric Power Authority, Revenue,
2.00%, due 07/01/2011, Non-Callable	A3/BBB+	$4,500,000	$4,517,010
Puerto Rico, Highway and Transportation Authority, Revenue, Series Y,
6.00%, due 07/01/2011, Non-Callable (NATL-RE)	A2/BBB	430,000	437,095
Total Other Municipal Bonds			$4,954,105

Total Municipal Securities (Cost $73,687,712)			$75,647,934

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 4.8%	Shares	Value
Dreyfus New York Municipal Cash Management Fund, 0.10% (a) (Cost $4,000,000)	4,000,000	$4,000,000

Total Investments at Value — 96.6% (Cost $77,687,712)		$79,647,934

Other Assets in Excess of Liabilities — 3.4%		2,794,162

Net Assets — 100.0%		$82,442,096

(a)	Variable rate security. The rate shown is the 7-day effective yield as of February 28, 2011.

*	Credit Ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corp. (“Standard & Poor’s”) (Unaudited).

Definitions
AGM	Insured as to principal and interest by Assured Guaranty Municipal Corporations
AMBAC	Insured as to principal and interest by the American Municipal Bond Insurance Corp.
BOCES	Board of Cooperative Educational Services
FGIC	Insured as to principal and interest by the Financial Guaranty Insurance Co.
FHA	Insured as to principal and interest by the Federal Housing Administration
GNMA	Insured as to principal and interest by Government National Mortgage Association
GTY	Guaranty
IDA	Industrial Development Agency
NATL-RE	Reinsured as to principal and interest by the National Public Finance Guarantee Corp.
POL CTL- SRF	Insured as to principal and interest by the Pollution Control State Revenue Fund.
TCRS	Transferable Custodial Receipts

Description of Moody’s Ratings
Aaa	Issuers or issues rated 'Aaa' demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
Aa	Issuers or issues rated 'Aa' demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
A	Issuers or issues rated 'A' demonstrate above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
Baa	Issuers or issues rated 'Baa' demonstrate average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
NR	Not Rated. In the opinion of the Adviser, instrument judged to be of comparable investment quality to rated securities which may be purchased by the Fund.
WR	Rating has been withdrawn.
Moody’s applies numerical modifiers 1,2 and 3 in each generic rating classification below Aaa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

Description of Standard & Poor’s Ratings
AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NR	Not Rated. In the opinion of the Adviser, instrument judged to be of comparable investment quality to rated securities which may be purchased by the Fund.
Standard & Poor’s ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Summary of Portfolio Holdings:
The Empire Builder Tax Free Bond Fund	Percent of Net Assets
New York State Agencies	51.3
Other New York State Bonds	27.7
New York City and New York City Agencies	6.8
Other Municipal Bonds	6.0
Money Market Funds	4.8
96.6

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND STATEMENT OF ASSETS AND LIABILITIES February 28, 2011

ASSETS
Investments in securities, at value (cost $77,687,712) (Note 2)	$79,647,934
Cash	2,218,930
Interest and dividends receivable	681,800
Receivable for capital shares sold	773
Prepaid expenses	17,444
TOTAL ASSETS	82,566,881

LIABILITIES
Dividends payable	17,104
Payable for capital shares redeemed	382
Advisory fees payable (Note 4)	25,238
Payable to administrator (Note 4)	18,040
Other accrued expenses	64,021
TOTAL LIABILITIES	124,785

NET ASSETS	$82,442,096

Net assets consist of:
Paid-in capital	$80,487,825
Undistributed net investment income	11,831
Accumulated net realized losses from investments	(17,782)
Net unrealized appreciation of investments	1,960,222
NET ASSETS	$82,442,096

PRICING OF BUILDER CLASS SHARES:
Net assets applicable to Builder Class shares	$38,150,534
Shares of beneficial interest outstanding (unlimited shares authorized, no par value)	2,192,620
Net asset value, offering and redemption price per share (Note 2)	$17.40

PRICING OF PREMIER CLASS SHARES:
Net assets applicable to Premier Class shares	$44,291,562
Shares of beneficial interest outstanding (unlimited shares authorized, no par value)	2,545,359
Net asset value, offering and redemption price per share (Note 2)	$17.40

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND STATEMENT OF OPERATIONS For the Year Ended February 28, 2011

INVESTMENT INCOME
Interest	$2,709,776
Dividends	4,688
TOTAL INVESTMENT INCOME	2,714,464

EXPENSES
Advisory fees (Note 4)	336,509
Administration fees (Note 4)	96,683
Legal fees	81,775
Transfer agency fees - Builder Class (Note 4)	57,824
Transfer agency fees - Premier Class (Note 4)	20,435
Trustees' fees (Note 4)	55,201
Audit and tax fees	50,597
Fund accounting fees (Note 4)	46,325
Compliance services fees (Note 4)	42,632
Postage and supplies	36,113
Custody and bank service fees	24,347
Registration fees - Common	15,524
Registration fees - Builder Class	1,500
Registration fees - Premier Class	1,509
Insurance expense	18,114
Other expenses	41,968
TOTAL EXPENSES	927,056

NET INVESTMENT INCOME	1,787,408

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTES 2 AND 3)
Net realized gains from investment transactions	74,265
Change in unrealized appreciation/depreciation on investments	(899,758)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(825,493)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$961,915

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2011	Year Ended February 28, 2010
FROM OPERATIONS
Net investment income	$1,787,408	$2,060,355
Net realized gains from investment transactions	74,265	195,676
Change in unrealized appreciation/depreciation on investments	(899,758)	1,190,937
Net increase in net assets resulting from operations	961,915	3,446,968

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Builder Class	(809,946)	(922,083)
From net investment income, Premier Class	(975,608)	(1,137,493)
From realized capital gains on investment transactions, Builder Class	(58,856)	(52,838)
From realized capital gains on investment transactions, Premier Class	(67,830)	(59,437)
Decrease in net assets from distributions to shareholders	(1,912,240)	(2,171,851)

FROM CAPITAL SHARE TRANSACTIONS
BUILDER CLASS
Proceeds from shares sold	1,258,954	1,093,516
Reinvestment of distributions to shareholders	811,547	902,948
Payments for shares redeemed	(3,473,480)	(2,853,928)
Net decrease in net assets from Builder Class capital share transactions	(1,402,979)	(857,464)

PREMIER CLASS
Proceeds from shares sold	392,346	360,430
Reinvestment of distributions to shareholders	888,021	1,008,699
Payments for shares redeemed	(1,990,213)	(2,563,134)
Net decrease in net assets from Premier Class capital share transactions	(709,846)	(1,194,005)

TOTAL DECREASE IN NET ASSETS	(3,063,150)	(776,352)

NET ASSETS
Beginning of year	85,505,246	86,281,598
End of year	$82,442,096	$85,505,246

UNDISTRIBUTED NET INVESTMENT INCOME	$11,831	$9,977

SUMMARY OF CAPITAL SHARE ACTIVITY
BUILDER CLASS
Shares sold	71,486	62,647
Shares issued in reinvestment of distributions to shareholders	46,141	51,648
Shares redeemed	(197,286)	(162,807)
Net decrease in shares outstanding	(79,659)	(48,512)
Shares outstanding, beginning of year	2,272,279	2,320,791
Shares outstanding, end of year	2,192,620	2,272,279

PREMIER CLASS
Shares sold	22,335	20,560
Shares issued in reinvestment of distributions to shareholders	50,488	57,695
Shares redeemed	(113,133)	(146,520)
Net decrease in shares outstanding	(40,310)	(68,265)
Shares outstanding, beginning of year	2,585,669	2,653,934
Shares outstanding, end of year	2,545,359	2,585,669

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND - BUILDER CLASS FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Year Ended February 28, 2007
Net asset value at beginning of year	$17.60	$17.34	$16.97	$17.64	$17.66

Income (loss) from investment operations:
Net investment income	0.37	0.40	0.47	0.54	0.56
Net realized and unrealized gains (losses) on investments	(0.17)	0.28	0.37	(0.57)	0.04
Total from investment operations	0.20	0.68	0.84	(0.03)	0.60

Less distributions:
Dividends from net investment income	(0.37)	(0.40)	(0.47)	(0.55)	(0.56)
Distributions from net realized capital gains	(0.03)	(0.02)	—	(0.09)	(0.06)
Total distributions	(0.40)	(0.42)	(0.47)	(0.64)	(0.62)

Net asset value at end of year	$17.40	$17.60	$17.34	$16.97	$17.64

Total return (a)	1.08%	3.97%	5.01%	(0.20% )	3.44%

Ratios/Supplementary Data:
Net assets at end of year (in 000s)	$38,151	$39,993	$40,250	$41,336	$45,010

Ratio of net investment income to average net assets	2.07%	2.28%	2.74%	3.07%	3.19%

Ratio of expenses to average net assets (b)	1.16%	1.41%	1.31%	1.30%	1.28%

Portfolio turnover rate (c)	25%	18%	75%	70%	135%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Ratio as disclosed reflects the impact of custody fee credits earned by the Fund on cash balances. Had the custody fee credits not been included, the impact would have been to increase the ratios by 0.00%, 0.03%, 0.03% and 0.02%, for the fiscal years ended February 2010, 2009, 2008 and 2007, respectively (Note 2). There was no impact to such ratio for the year ended February 28, 2011.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND - PREMIER CLASS FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Year Ended February 28, 2007
Net asset value at beginning of year	$17.60	$17.34	$16.97	$17.65	$17.66

Income (loss) from investment operations:
Net investment income	0.39	0.43	0.50	0.57	0.59
Net realized and unrealized gains (losses) on investments	(0.17)	0.28	0.37	(0.58)	0.05
Total from investment operations	0.22	0.71	0.87	(0.01)	0.64

Less distributions:
Dividends from net investment income	(0.39)	(0.43)	(0.50)	(0.58)	(0.59)
Distributions from net realized capital gains	(0.03)	(0.02)	—	(0.09)	(0.06)
Total distributions	(0.42)	(0.45)	(0.50)	(0.67)	(0.65)

Net asset value at end of year	$17.40	$17.60	$17.34	$16.97	$17.65

Total return (a)	1.19%	4.18%	5.19%	(0.08% )	3.70%

Ratios/Supplementary Data:
Net assets at end of year (in 000s)	$44,292	$45,513	$46,032	$45,248	$49,853

Ratio of net investment income to average net assets	2.17%	2.48%	2.90%	3.25%	3.39%

Ratio of expenses to average net assets (b)	1.06%	1.21%	1.15%	1.12%	1.08%

Portfolio turnover rate (c)	25%	18%	75%	70%	135%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Ratio as disclosed reflects the impact of custody fee credits earned by the Fund on cash balances. Had the custody fee credits not been included, the impact would have been to increase the ratios by 0.00%, 0.03%, 0.03% and 0.02%, for the fiscal years ended February 2010, 2009, 2008 and 2007, respectively (Note 2). There was no impact to such ratio for the year ended February 28, 2011.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS February 28, 2011

1. Organization

The Empire Builder Tax Free Bond Fund (the “Fund”) was established as a Massachusetts business trust by an Agreement and Declaration of Trust dated September 30, 1983. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, non-diversified investment company. The Fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as the Adviser believes to be consistent with the preservation of capital.

The Fund has an unlimited number of shares authorized with no par value. The Fund’s two classes of shares, Builder Class and Premier Class, represent interests in the same portfolio of investments and have the same rights, but differ primarily in expenses to which they are subject and required investment minimums. Premier Class shares bear lower transfer agency costs as a percentage of average net assets (Note 4) and require a $20,000 initial investment, whereas Builder Class shares require a $1,000 initial investment. Each class of shares has exclusive voting rights with respect to matters affecting only that class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies.

Securities Valuation – Tax-exempt securities are generally valued using prices provided by an independent pricing service approved by the Fund’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Glickenhaus & Co. (the “Adviser”), under the general supervision of the Board.

Securities for which quotations are not readily available are stated at fair value using procedures approved by the Board. Short-term debt securities having remaining maturities of sixty (60) days or less are stated at amortized cost, which approximates market value. Investments in registered investment companies are reported at their respective net asset values as reported by those companies.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Municipal securities are valued using various inputs, including benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data and industry and market events and are typically classified as Level 2. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2011, by security type:

	Level 1	Level 2	Level 3	Total
Municipal Securities	$—	$75,647,934	$—	$75,647,934
Money Market Funds	4,000,000	—	—	4,000,000
Total	$4,000,000	$75,647,934	$—	$79,647,934

During the year ended February 28, 2011, the Fund did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 3 securities or derivative instruments held by the Fund as of February 28, 2011.

Share Valuation – The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business. The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund’s assets attributable to that class, minus liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share is equal to the net asset value per share.

Securities Transactions and Investment Income – Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discounts, is accrued as earned.

Distributions and Dividends – Distributions to shareholders from net investment income are declared daily and paid monthly. The Fund also distributes at least annually substantially all net capital gains, if any, realized from portfolio transactions.

The amounts of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Allocation Between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Custody Fee Credits – Prior to August 2, 2010, the Fund received a reduction of its custody fees and expenses for interest earned on any uninvested cash balances maintained with its custodian. There was no effect on net investment income for the year ended Feburary 28, 2011. The Fund could have invested such cash balances in an income-producing asset if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with the custodian. As of August 2, 2010, there is no longer such an arrangement in place.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the Fund’s financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these estimated amounts.

Taxes – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Contingencies and Commitments – Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the year ended February 28, 2011, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $17,502,004 and $24,304,767, respectively.

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT

The Fund retains the Adviser to act as investment adviser pursuant to an Investment Advisory Agreement. As compensation for its advisory services, the Adviser receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the first $100 million of average daily net assets and 0.3333% of such assets in excess of $100 million.

The Adviser has agreed to a reduction of its advisory fees to the extent that the Fund’s total expenses, including the advisory fees, exceed 1.50% per annum of the Fund’s average daily net assets. For the year ended February 28, 2011, there was no reduction of advisory fees pursuant to this agreement.

MUTUAL FUND SERVICES AGREEMENTS

Beginning April 16, 2010, Ultimus Fund Solutions, LLC (“Ultimus”) serves as the Administrator, Transfer Agent and Fund Accountant to the Fund. Under the terms of an Administration Agreement with the Fund, Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and materials for meetings of the Board. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of 0.10% of the average value of its daily net assets up to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $5,000 per month. For the year ended February 28, 2011, Ultimus earned $72,679 of administration fees from the Fund.

Under the terms of a Transfer Agent and Shareholder Services Agreement with the Fund, Ultimus serves as transfer agent and shareholder services agent for the Fund. Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a fee, payable monthly, at an annual rate of $20 per shareholder account, subject to a minimum fee of $1,500 per month for each Class of shares. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies. The transfer agent fees associated with each Class are allocated to that Class. As the transfer agent fee is a specified dollar amount for each shareholder account and the average size of Premier Class accounts is higher than for Builder Class accounts, the Premier Class bears lower transfer agent fees as a percentage of net assets.

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended February 28, 2011, Ultimus earned $39,078 and $15,600, respectively, of transfer agent fees from the Builder Class and the Premier Class, respectively.

Under the terms of a Fund Accounting Agreement with the Fund, Ultimus provides the Fund with accounting and pricing services. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $3,000 per month, plus an asset-based fee at the annual rate of 0.01% of the average value of its daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services. For the year ended February 28, 2011, Ultimus earned $38,238 of fund accounting fees from the Fund.

Prior to April 16, 2010, Citi Fund Services Ohio, Inc. (the “Prior Administrator”) served as the Fund’s administrator, transfer agent and fund accountant. The Prior Administrator received compensation for administration and fund accounting services at a rate of 0.14% and 0.03%, respectively, of average daily net assets of the Fund (subject to certain minimum amounts), including reimbursement for certain expenses incurred. For the year ended February 28, 2011, the Fund paid the Prior Administrator $24,004 and $8,087, respectively, of administration fees and fund accounting fees. The transfer agent fee paid to the Prior Administrator was a specified dollar amount per each shareholder account, subject to certain minimum amounts. For the year ended February 28, 2011, the Builder Class and the Premier Class paid the Prior Administrator $18,746 and $4,835, respectively, of transfer agent fees.

COMPLIANCE CONSULTING AGREEMENT

Beginning April 16, 2010, under the terms of a Compliance Consulting Agreement between the Fund and Ultimus (the “Compliance Agreement”), Ultimus makes available an individual to serve as the Fund’s Chief Compliance Officer (“CCO”). Under the Compliance Agreement, Ultimus also provides infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program, including supporting services to the CCO. As compensation for the services rendered under the Compliance Agreement, Ultimus receives a monthly fee of $3,000. For the year ended February 28, 2011, Ultimus earned $31,200 for compliance services fees from the Fund.

Prior to April 16, 2010 and under the terms of a Compliance Services Agreement between the Fund and the Prior Administrator, the Prior Administrator made an employee available to serve as the Fund’s CCO. The Prior Administrator also provided infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program, including support services to the CCO. The Prior Administrator was paid an annual fee of $60,000 for its services under the Compliance Services Agreement. For the year ended February 28, 2011, the Fund paid the Prior Administrator $11,432 for compliance service fees.

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

OFFICERS AND TRUSTEES

Certain officers and Trustees of the Fund are affiliated with the Adviser or Ultimus. Except as disclosed above in connection with the Compliance Consulting Agreement, such officers and Trustees receive no compensation from the Fund for serving in their respective roles. Each of the four non-interested Trustees who serve on the Fund’s Board are paid a retainer of $2,100 per quarter and an additional $900 fee for each Board meeting attended, plus reimbursement for certain expenses. The non-interested Trustees who serve on committees of the Board receive an additional fee of $750 for attendance at each committee meeting held on a day other than a regular quarterly Board meeting. The Fund provides no pension or retirement benefits to its Trustees or former Trustees.

5. Tax Matters

The tax character of dividends paid to shareholders during the years ended February 28, 2011 and February 28, 2010 were as follows:

Year Ended	Ordinary Income	Net Long-Term Distributions	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
February 28, 2011	$44,295	$82,391	$126,686	$1,785,554	$1,912,240
February 28, 2010	$94,083	$18,192	$112,275	$2,056,324	$2,168,599

*	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

The following information is computed on a tax basis for each item as of February 28, 2011:

Cost of portfolio investments	$77,672,162
Gross unrealized appreciation	$2,132,838
Gross unrealized depreciation	(157,066)
Net unrealized appreciation	$1,975,772
Undistributed ordinary income	1,119
Undistributed tax-exempt income	27,236
Post-October losses	(32,752)
Distribution payable	(17,104)
Total distributable earnings	$1,954,271

The difference between the federal income tax cost of portfolio investments and the financial statement cost is primarily due to differing methods in the amortization of market discount on fixed income securities.

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund had net realized capital losses of $32,752 during the period November 1, 2010 through February 28, 2011, which are treated for federal income tax purposes as arising during the Fund’s tax year ending February 28, 2012. These “post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on Federal income tax returns for all open tax years (February 28, 2008 through February 28, 2011) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

6. Concentration of Credit Risk

The Fund invests primarily in debt instruments of municipal issuers in New York State. The issuers’ abilities to meet their obligations may be affected by economic developments in New York State or its region, as well as recent disruptions in the credit markets and the economy, generally. The issuers of municipal securities, including issuers of New York Tax Exempt Bonds, have been under stress relating to recent disruptions in the credit markets and the economy generally. These disruptions could have a significant negative effect on an issuer’s ability to make payments of principal and/or interest.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2010. Management has determined that ASU No. 2010-06 has no impact on these financial statements.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE EMPIRE BUILDER TAX FREE BOND FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Empire Builder Tax Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Empire Builder Tax Free Bond Fund (the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

April 18, 2011

PricewaterhouseCoopers LLP, 41 South High Street, Suite 2500, Columbus, OH 43215
T: (614) 225 8700, F: (614) 224 1044, www.pwc.com

THE EMPIRE BUILDER TAX FREE BOND FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (September 1, 2010 – February 28, 2011).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge a sales load or redemption fee.

The calculations assume no shares were bought, sold or exchanged during the period. Your actual costs may have been higher or lower, depending on the amount of your investment, any exchanges and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE EMPIRE BUILDER TAX FREE BOND FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period*
Builder Class
Based on Actual Fund Return	$1,000.00	$988.10	$5.32
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.44	$5.41
Premier Class
Based on Actual Fund Return	$1,000.00	$988.50	$4.83
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.93	$4.91

*
Expenses are equal to the Class’s annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Builder Class	1.08%
Premier Class	0.98%

THE EMPIRE BUILDER TAX FREE BOND FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Trustees of the Fund are responsible under the terms of its Amended and Restated Agreement and Declaration of Trust, which is governed by Massachusetts law, for overseeing the conduct of the Fund’s business. The following tables show information concerning the Trustees and principal officers of the Fund, including their principal occupations for at least the past five years.

Name, Address, and Age	Position(s) Held with Fund	Term of Office with Trust - Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Edward Falkenberg 23 Oak Lane Scarsdale, NY 10583 (age 70)	Trustee	Since June 1989	Principal, ACME Real Estate (1998 to present).	1	None

Edward A. Kuczmarski Crowe Horwath LLP 488 Madison Avenue 3rd Floor New York, NY 10022 (age 61)	Trustee	Since April 1984	Certified Public Accountant, Partner, Crowe Horwath LLP (formerly, Hays & Company LLP) (accounting firm) (1980 to present).	1	Director of New York Daily Tax-Free Income Fund, Inc., the ISI Fund Group, and 9 Funds within the Reich & Tang Complex

Caroline E. Newell PACCDS 1010 Park Avenue New York, NY 10028 (age 70)	Trustee	Since April 1984	Director, Park Ave. Christian Church Day School (2001 to present); Director, The American School in Switzerland (summer program) (1991 to present).	1	Director of New York Daily Tax-Free Income Fund, Inc.

John P. Steines, Jr. NYU School of Law Room 430 40 Washington Square South New York, NY 10012 (age 62)	Trustee	Since August 1984	Professor of Law, New York University School of Law (1978 to present); Counsel, Cooley Godward Kronish LLP (law firm) (2004 to present).	1	Director of New York Daily Tax-Free Income Fund, Inc.
INTERESTED TRUSTEE
Seth M. Glickenhaus** 546 Fifth Avenue 7th Floor New York, NY 10036 (age 96)	Trustee, Chairman of the Board and President	Since April 1984	General Partner of Glickenhaus & Co. (1961 to present).	1	None

*	Each Trustee serves until (s)he resigns or is removed in accordance with the Fund’s Amended and Restated Agreement and Declaration of Trust.

**
Designates an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Glickenhaus is deemed to be an interested person because he is a general partner and controlling person of the Adviser.

THE EMPIRE BUILDER TAX FREE BOND FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

EXECUTIVE OFFICERS
Name, Address, and Age	Position Held with Fund	Term of Office - Length of Time Served	Principal Occupation(s) During Past Five Years
Michael J. Lynch Glickenhaus & Co. 546 Fifth Avenue 7th Floor New York, NY 10036 (age 48)	Senior Vice President	Indefinite, Since March 1997	Director, Unit Trust Department of Glickenhaus & Co. (1997 to present).

Robert G. Dorsey Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (age 54)	Vice President	Indefinite, Since April 2010	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present).

Frank J. Maresca Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (age 52)	Chief Compliance Officer	Indefinite, Since April 2010
Executive Vice President of Ultimus Fund Solutions, LLC (2009 to present); previously, Executive Director of JP Morgan Chase & Co. (2008 to 2009); previously, President and Chief Executive Officer of Bear Stearns Fund Management Inc. and Senior Managing Director of Bear Stearns & Co. Inc. (1992-2008).

John F. Splain Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (age 54)	Secretary	Indefinite, Since April 2010	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present).

Mark J. Seger Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (age 49)	Treasurer	Indefinite, Since April 2010	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present).

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-847-5886.

THE EMPIRE BUILDER TAX FREE BOND FUND OTHER INFORMATION (Unaudited)

Federal Tax Information

The Fund intends to designate $82,391 as long-term capital gain distributions or the maximum amount allowable under Internal Revenue Code Section 852, including amounts paid or deemed paid.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-800-847-5886. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-847-5886, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-847-5886, or on the SEC’s website at http://www.sec.gov.

Investment Adviser and Distributor
Glickenhaus & Co.
546 Fifth Avenue
7th Floor
New York, New York 10036

Administrator, Transfer Agent
and Fund Accountant
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
41 S. High Street
Columbus, Ohio 43215

Customer Service
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-847-5886

This report is submitted for the information of the shareholders of The Empire Builder Tax Free Bond Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, obtainable from an investment dealer, which includes information regarding the Fund’s objectives and policies, performance record, management, expenses and other data.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Edward A. Kuczmarski.  Mr. Kuczmarski is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $36,000 and $36,000 with respect to the registrant’s fiscal years ended February 28, 2011 and 2010, respectively.

(b)
Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,900 and $2,900 with respect to the registrant’s fiscal years ended February 28, 2011 and 2010, respectively.  The services comprising these fees are the review of updates to the registrant’s registration statements.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $9,500 and $9,500 with respect to the registrant’s fiscal years ended February 28, 2011 and 2010, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended February 28, 2011 and 2010, aggregate non-audit fees of $9,500 and $9,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Empire Builder Tax Free Bond Fund

By (Signature and Title)*		/s/ Seth M. Glickenhaus
Seth M. Glickenhaus, Chairman and President

Date	April 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Seth M. Glickenhaus
Seth M. Glickenhaus, Chairman and President

Date	April 26, 2011

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	April 26, 2011

* Print the name and title of each signing officer under his or her signature.